EXHIBIT 10.16

The Royal Bank of Scotland Group plc

2007 EXECUTIVE SHARE OPTION PLAN

Approved by shareholders of the Company on 25 April 2007

Adopted by the board of the Company on 25 April 2007

HMRC Reference (Part B only): X023226

The Plan is a discretionary benefit offered by the Royal Bank of Scotland group for the benefit of its employees. Its main purpose is to increase the interest of the employees in the Royal Bank of Scotland’s long-term business goals and performance through share ownership. The Plan is an incentive for the employees’ future performance and commitment to the goals of the Royal Bank of Scotland group.

Shares purchased under the Plan, any cash received under the Plan and any gains made by exercising options granted under the Plan are not part of salary for any purpose (except to any extent required by statute).

The Plan will be offered for the first time in 2007 and the remuneration committee of the board of the Company shall have the right to decide, in its sole discretion, whether or not further options will be offered in the future and to which employees those options will be granted.

Participating in the Plan is an investment opportunity distinct from any employment contract. Participation in the Plan entails the risks associated with an investment. An individual who participates in the Plan is treated as being aware of such risks and accepts such risks of his own free will.

The detailed rules of the Plan are set out in this document.

PART A – HMRC NON-TAX FAVOURED

1. DEFINITIONS AND INTERPRETATION

1.1 In the Plan, unless the context otherwise requires:

“Board” means the board of directors of the Company or a duly authorised committee of the Board or a duly authorised person;

“Committee” means the remuneration committee of the Board or, on and after the occurrence of a corporate event described in Rule 7 (Takeovers and other corporate events), the remuneration committee of the Board as constituted immediately before such event occurs;

“Company” means The Royal Bank of Scotland Group plc (registered in Scotland with registered number SC045551);

“Control” means control within the meaning of section 719 of ITEPA;

“Grant Date” means the date on which an Option is granted;

“Group Member” means:

(a) a Participating Company or a body corporate which is the Company’s holding company (within the meaning of section 736 of the Companies Act 1985) or a subsidiary (also within the meaning of section 736 of that Act) of the Company’s holding company;

(b) a body corporate which is a subsidiary undertaking (within the meaning of section 258 of that Act) of a body corporate within paragraph (a) above and has been designated by the Board for this purpose; and

(c) any other body corporate in relation to which a body corporate within paragraph (a) or (b) above is able (whether directly or indirectly) to exercise 20% or more of its equity voting rights and has been designated by the Board for this purpose;

“ITEPA” means the Income Tax (Earnings and Pensions) Act 2003;

“Listing Rules” means the Listing Rules published by the UKLA;

“London Stock Exchange” means London Stock Exchange plc or any successor to such company;

“Option” means a right to acquire Shares granted under the Plan;

“Participant” means a person who holds an Option including his personal representatives;

“Participating Company” means the Company or any Subsidiary;

“Performance Condition” is a condition related to performance which is specified by the Committee under Rule 3.1 (Terms of grant);

“Plan” means The Royal Bank of Scotland Group plc 2007 Executive Share Option Plan as amended from time to time;

“Rule” means a rule of the Plan;

“Shares” means fully paid ordinary shares in the capital of the Company;

“Subsidiary” means a body corporate which is a subsidiary (within the meaning of section 736 of the Companies Act 1985) of the Company;

“Tax Liability” means any amount of tax or social security contributions for which a Participant would or may be liable and for which any Group Member or former Group Member would or may be obliged to (or would or may suffer a disadvantage if it were not to) account to any relevant authority;

“UKLA” means the United Kingdom Listing Authority.

1.2 Any reference in the Plan to any enactment includes a reference to that enactment as from time to time modified, extended or re-enacted.

1.3 Expressions in italics and headings are for guidance only and do not form part of the Plan.

2. ELIGIBILITY

An individual is eligible to be granted an Option only if he is an employee (including an executive director) of a Participating Company.

3. GRANT OF OPTIONS

3.1 Terms of grant

Subject to Rule 3.5 (Timing of grant), Rule 3.7 (Approvals and consents) and Rule 4 (Limits), the Committee may resolve to grant an Option on:

(a) the terms set out in Part A of the Plan; and

(b) such additional terms (whether the Performance Condition and/or any other terms) as the Committee may specify to any person who is eligible to be granted an Option under Rule 2 (Eligibility).

3.2 Method of grant

An Option shall be granted by deed executed by the Company.

3.3 Method of satisfying Options

Unless specified to the contrary by the Board at the time of grant of an Option, an Option may be satisfied:

(a) by the issue of new Shares; and/or

(b) by the transfer of treasury Shares; and/or

(c) by the transfer of Shares purchased in the open market (other than the transfer of treasury Shares).

The Committee may decide to change the way in which it is intended that an Option may be satisfied after it has been granted, having regard to the provisions of Rule 4 (Limits).

3.4 Option price

The Committee shall decide before an Option is granted the price at which Shares may be acquired by the exercise of that Option, but the price shall not be less than:

(a) if Shares are quoted in the London Stock Exchange Daily Official List, the middle-market quotation of the Shares (as derived from that List) on the dealing day before the Grant Date (or on such other dealing day(s) as the Committee may decide) provided such dealing day(s) do not fall within any period when dealings in Shares are prohibited under the Company’s share dealing code;

(b) if Rule 3.4(a) does not apply, the market value of the Shares (as determined by the Committee) on the Grant Date or such other day as the Committee decides; and

(c) in the case of an Option to acquire Shares only by subscription, the nominal value of those Shares.

3.5 Timing of grant

Subject to Rule 3.7 (Approvals and consents), an Option may only be granted:

(a) within the period of 6 weeks beginning with:

(i) the day on which the Plan is approved by shareholders of the Company; or

(ii) the dealing day after the day on which the Company announces its results for any period; or

(b) at any other time when the Committee considers that circumstances are sufficiently exceptional to justify its grant but an Option may not be granted after 24 April 2017 (that is, the expiry of the period of 10 years beginning with the date on which the Plan is approved by shareholders of the Company).

3.6 Non-transferability and bankruptcy

An Option granted to any person:

(a) shall not be transferred, assigned, charged or otherwise disposed of (except on his death to his personal representatives) and shall lapse immediately on any attempt to do so; and

(b) the Option shall lapse immediately if he is declared bankrupt.

3.7 Approvals and consents

The grant of any Option shall be subject to obtaining any approval or consent required under the Listing Rules, any relevant share dealing code of the Company, the City Code on Takeovers and Mergers, or any other relevant UK or overseas regulation or enactment.

4. LIMITS

4.1 5 per cent. in 10 years limit

An Option shall not be granted in any calendar year if, at the time of its proposed Grant Date, it would cause the number of Shares allocated (as defined in Rule 4.3) in the period of 10 calendar years ending with that calendar year under the Plan and under any other executive share plan adopted by the Company to exceed such number as represents 5 per cent. of the ordinary share capital of the Company in issue at that time.

4.2 10 per cent. in 10 years limit

An Option shall not be granted in any calendar year if, at the time of its proposed Grant Date, it would cause the number of Shares allocated (as defined in Rule 4.3) in the period of 10 calendar years ending with that calendar year under the Plan and under any other employee share plan adopted by the Company to exceed such number as represents 10 per cent. of the ordinary share capital of the Company in issue at that time.

4.3 Meaning of “allocated”

For the purposes of Rules 4.1 and 4.2:

(a) Shares are allocated:

(i) when an option, award or other contractual right to acquire unissued Shares or treasury Shares is granted;

(ii) where Shares are issued or treasury Shares are transferred other than in respect of an option, award or other contractual right to acquire Shares, when those Shares are issued or treasury Shares transferred;

(b) any Shares which have been issued or which may be issued (or any Shares transferred out of treasury or which may be transferred out of treasury) to any trustees to satisfy the exercise of any option, award or other contractual right shall be treated as allocated; and

(c) for the avoidance of doubt, existing Shares other than treasury Shares that are transferred or over which options, awards or other contractual rights are granted shall not count as allocated.

4.4 Post-grant events affecting numbers of “allocated” Shares

For the purposes of Rule 4.3:

(a) where:

(i) any option, award or other contractual right to acquire unissued Shares or treasury Shares is released or lapses (whether in whole or in part); or

(ii) after the grant of an option, award or other contractual right the Committee determines that:

(aa) where an amount is normally payable on its exercise it shall be satisfied without such payment but instead by the payment of cash equal to the gain made on its exercise; or

(bb) it shall be satisfied by the transfer of existing Shares (other than Shares transferred out of treasury)

the unissued Shares or treasury Shares which consequently cease to be subject to the option, award or other contractual right shall not count as allocated; and

(b) the number of Shares allocated in respect of an option, award or other contractual right shall be such number as the Board shall reasonably determine from time to time.

4.5 Changes to investor guidelines

Treasury Shares shall cease to count as allocated Shares for the purposes of Rule 4.3 if the Association of British Insurers’ guidelines on executive remuneration cease to require such Shares to be so counted.

4.6 Effect of limits

Any Option shall be limited and take effect so that the limits in this Rule 4 are complied with.

5. EXERCISE OF OPTIONS

5.1 General prohibition on exercise before third anniversary of the Grant Date

An Option may only be exercised on or after the third anniversary of the Grant Date (or such later date as the Committee may have decided before the grant of the Option) except where Rule 6 (Leavers and deceased Participants), Rule 7.1 (General offers) or Rule 7.2 (Compulsory acquisition, schemes of arrangement and winding up) applies.

5.2 Performance Condition and other exercise conditions

An Option may only be exercised:

(a) to the extent that any Performance Condition is satisfied;

(b) as permitted by any other term specified under Rule 3.1(b); and

(c) if Rule 6 (Leavers and deceased Participants) or Rule 7 (Takeovers and other corporate events) apply, subject to the pro-rating of the Option under those Rules.

The Option shall lapse regardless of any other Rule to the extent that any Performance Condition is not satisfied.

Where, under Rule 6 (Leavers and deceased Participants) or Rule 7 (Takeovers and other corporate events), an Option would (subject to the satisfaction of any Performance Condition) become exercisable before the end of the full period over which performance would otherwise be measured under any Performance Condition applying to that Option then, unless provided to the contrary by the Performance Condition, the extent to which that Performance Condition has been satisfied in such circumstances shall be determined by the Committee on such reasonable basis as it decides.

5.3 Restrictions on exercise: regulatory and tax issues

An Option may not be exercised unless the following conditions are satisfied:

(a) the exercise of the Option and the issue or transfer of Shares after such exercise would be lawful in all relevant jurisdictions and in compliance with the Listing Rules, any relevant share dealing code of the Company, the City Code on Takeovers and Mergers and any other relevant UK or overseas regulation or enactment;

(b) if a Tax Liability would arise by virtue of the exercise of the Option then the Participant must have entered into arrangements acceptable to the Board to secure that such a payment is made (whether pursuant to Rule 5.10 (Payment of Tax Liability) or otherwise);

(c) the Participant has entered into such arrangements as the Committee requires (and where permitted in the relevant jurisdiction) to satisfy a Group Member’s liability to social security contributions in respect of the exercise of the Option;

(d) where the Committee requires, the Participant has entered into, or agreed to enter into, a valid election under Part 7 of ITEPA (Employment income: elections to disapply tax charge on restricted securities) or any similar arrangement in any overseas jurisdiction; and

(e) where the Committee requires, the Participant has agreed that he will not sell the Shares to be delivered on the exercise of the Option in countries specified by the Committee or outside of any process specified by the Committee at the time of exercise.

For the purposes of this Rule 5.3, references to Group Member include any former Group Member.

5.4 Long stop date for exercise

An Option may not in any circumstances (and regardless of any other Rule) be exercised after the expiry of 10 years beginning with the Grant Date (or such shorter period beginning with the Grant Date as the Committee may have decided before the grant of that Option) and if not exercised shall lapse at the end of such period.

5.5 Exercise in whole or in part

An Option may be exercised in whole or in part on any occasion.

5.6 Method of exercise

The exercise of any Option shall be effected in the form and manner prescribed by the Board. Unless the Board, acting fairly and reasonably determines otherwise, any notice of exercise shall, subject to Rule 5.3 (Restrictions on exercise: regulatory and tax issues), take effect only when the Company receives it, together with payment of the relevant price at which Shares can be acquired under the Option (or, if the Board so permits, an undertaking to pay that amount).

5.7 Restriction on use of unissued Shares and treasury Shares

No Shares may be issued or treasury Shares transferred to satisfy the exercise of any Option to the extent that such issue or transfer would cause the number of Shares allocated (as defined in Rule 4.3 (Meaning of “allocated”) and adjusted under Rule 4.4 (Post-grant events of affecting numbers of “allocated” Shares)) to exceed the limits in Rules 4.1 (5 per cent. in 10 years limit) and 4.2 (10 per cent. in 10 years limit) except where there is a variation in the share capital of the Company which results in the number of Shares so allocated exceeding such limits solely by virtue of that variation.

5.8 Allotment and transfer timetable

Within 30 days after an Option has been exercised by a Participant, the Board shall allot to him (or a nominee for him) or, if appropriate, transfer or procure the transfer to him (or a nominee for him) of the number of Shares in respect of which the Option has been exercised.

5.9 Share rights

All Shares allotted under the Plan shall rank equally in all respects with Shares then in issue except for any rights attaching to such Shares by reference to a record date before the date of allotment.

Where Shares are transferred under the Plan after the exercise of an Option, Participants will be entitled to any rights attaching to such Shares by reference to a record date on or after the date of such transfer.

5.10 Payment of Tax Liability

The Participant authorises the Company to sell or procure the sale of sufficient Shares on or following the exercise of his Option on his behalf to ensure that any relevant Group Member or former Group Member receives the amount required to discharge the Tax Liability which arises on such exercise except to the extent he agrees to fund all or part of the Tax Liability in a different manner.

5.11 Cash alternative

Unless this Rule 5.11 had been disapplied by the Committee at the Grant Date, where an Option has been exercised by a Participant in respect of any number of Shares, and those Shares have not yet been allotted or transferred to him (or his nominee), the Committee may determine that, in substitution for his right to acquire such number of those Shares as the Committee may decide (but in full and final satisfaction of that right), he shall be paid by way of additional employment income a sum equal to the cash equivalent (as defined in Rule 5.11(a)) of that number of Shares in accordance with the following provisions of this Rule 5.11.

(a) For the purpose of this Rule 5.11, the cash equivalent of a Share is the amount by which the market value of that Share exceeds the option price. The market value of a Share for this purpose is either:

(i) if, on the day of exercise, Shares are quoted in the London Stock Exchange Daily Official List, the middle-market quotation of a Share, as derived from that List, on the dealing day before that day; or

(ii) if Shares are not so quoted, such value of a Share as the Committee reasonably determines.

(b) Subject to Rule 5.11(c), as soon as reasonably practicable after the Committee has determined under this Rule 5.11 that a Participant shall be paid a sum in substitution for his right to acquire any number of Shares:

(i) the Company shall pay to him or procure the payment to him of that sum in cash; and

(ii) if he has already paid the Company for those Shares, the Company shall return to him the amount so paid by him.

(c) There shall be deducted from any payment under this Rule 5.11 such amounts (on account of tax or similar liabilities) as may be required by law or as the Board may reasonably consider to be necessary or desirable.

5.12 Net settlement in Shares

Where an Option has been exercised by a Participant in respect of any number of Shares, and those Shares have not yet been allotted or transferred to him (or his nominee), the Committee may determine that, in substitution for his right to acquire those Shares, he shall receive Shares which shall have an aggregate market value as near as possible equal to (but not exceeding) the notional gain made by the Participant on the exercise of the Option.

For the purposes of this Rule 5.12, the notional gain means the amount by which the aggregate market value of the relevant number of Shares exceeds the aggregate Option price payable for those Shares and market value will have the same meaning as in Rule 5.11(a).

If the Committee decides to apply this Rule in circumstances where a Participant has already paid the Option price in respect of the exercise of the relevant Option then the Company shall return the amount so paid to him.

6. LEAVERS AND DECEASED PARTICIPANTS

6.1 Deceased Participants

If a Participant dies at a time when either he is a director or employee of a Group Member or he is or may be entitled to exercise the Option under Rule 6.2 (Retirement, ill-health, injury, disability, redundancy and transfer out of the Group) or Rule 6.3 (Cessation of employment in other circumstances), the following provisions apply:

(a) any Option granted to him that is already capable of exercise at the time of death shall, subject to Rule 5.3 (Restrictions on exercise), continue to be capable of exercise by his personal representatives for a period of 12 months after his death and if not exercised shall lapse at the end of that period;

(b) any other Option granted to him may, subject to Rule 5.2 (Performance Condition) and Rule 5.3 (Restrictions on exercise) and Rule 6.4 (Pro-rating of Options), be exercised by his personal representatives during the period of 12 months after his death and if not exercised shall lapse at the end of that period; and

(c) in both cases (a) and (b) above the period for exercise shall be shortened if Rule 5.4 (Long stop date for exercise), Rule 7.1 (General offers) or Rule 7.2 (Compulsory acquisition, schemes of arrangement and winding up) applies.

6.2 Retirement, ill-health, injury, disability, redundancy and transfer out of the Group

If a Participant ceases to be a director or employee of a Group Member by reason of:

(a) retirement;

(b) ill-health, injury or disability evidenced to the satisfaction to his employer;

(c) redundancy (within the meaning of the Employment Rights Act 1996) or any overseas equivalent; or

(d) his office or employment being either with a company which ceases to be a Group Member or relating to a business or part of a business which is transferred to a person who is not a Group Member the following provisions apply:

(e) any Option granted to him that is already capable of exercise at the date of cessation shall, subject to Rule 5.3 (Restrictions on exercise) and Rule 6.1 (Deceased Participants), continue to be capable of exercise for a period of 12 months after the date of cessation and if not exercised shall lapse at the end of that period;

(f) any other Option granted to him shall, subject to Rule 5.2 (Performance Condition), Rule 5.3 (Restrictions on exercise), Rule 6.1 (Deceased Participants), Rule 6.4 (Pro-rating of Options) and Rule 7 (Takeovers and other corporate events), become exercisable on the date of cessation (or on such later date as the Committee, acting fairly and reasonably, decides being not later than the date (if any) when the Option would have become exercisable if the Participant had remained a director or employee of a Group Member) and may be exercised during the period of 12 months after the date on which it becomes exercisable (or such longer period as the Committee may determine not being greater than 42 months after the Grant Date) and if not exercised shall lapse at the end of that period; and

(g) in both cases (e) and (f) above, the period for exercise shall be shortened if Rule 5.4 (Long stop date for exercise), Rule 7.1 (General offers) or Rule 7.2 (Compulsory acquisition, schemes of arrangement and winding up) applies.

6.3 Cessation of employment in other circumstances

If a Participant ceases to be a director or employee of a Group Member for any reason other than those specified in Rule 6.1 (Deceased Participants), and Rule 6.2 (Retirement, ill-health, injury, disability, redundancy and transfer out of the Group), the following provisions apply:

(a) any Option granted to him may not be exercised at all and shall lapse on such cessation unless the Committee, acting fairly and reasonably, decides it may be exercised under this Rule 6.3;

(b) if the Committee permits an Option that is already capable of exercise at the date of cessation to continue to be capable of exercise then it shall, subject to Rules 5.3 (Restrictions on exercise) and Rule 6.1 (Deceased Participants), remain exercisable for a period of 12 months after the date of cessation and if not exercised shall lapse at the end of that period;

(c) if the Committee permits an Option which is not exercisable at the date of cessation to become capable of exercise then it shall, subject to Rule 5.2 (Performance Condition), Rule 5.3 (Restrictions on exercise), Rule 6.1 (Deceased Participants), Rule 6.4 (Pro-rating of Options) and Rule 7 (Takeovers and other corporate events), become exercisable on the date of cessation (or on such later date as the Committee, acting fairly and reasonably, decides being not later than the date (if any) when the Option would have become exercisable if the Participant had remained a director or employee of a Group Member) and may be exercised during the period of 12 months after the date on which it becomes exercisable (or such longer period as the Committee may determine being not greater than 42 months after the Grant Date) and if not exercised shall lapse at the end of that period; and

(d) the period for exercise referred to in (b) and (c) above shall be shortened if Rule 5.4 (Long stop date for exercise), Rule 7.1 (General offers) or Rule 7.2 (Compulsory acquisition, schemes of arrangement and winding up) applies.

6.4 Pro-rating of Options

The number of Shares in respect of which any Option may be exercised under Rule 6.1 (Deceased Participants), Rule 6.2 (Retirement, ill-health, injury, disability, redundancy and transfer out of the Group) and Rule 6.3 (Cessation of employment in other circumstances) shall be determined as follows:

(a) the Committee shall determine the extent to which any Performance Condition and any other term specified under Rule 3.1(b) (Terms of grant) has been satisfied in accordance with its terms and the Rules; and

(b) by applying a pro rata reduction to the number of shares determined under Rule 6.4(a) based on the number of months during the period of time after the Grant Date and ending on the date of cessation (and rounding up to the nearest whole month) relative to 36 months unless the Committee, acting fairly and reasonably, decides that the reduction in the number of Shares under Rule 6.4(b) is inappropriate in any particular case when it shall increase the number of Shares in respect of which an Option may be exercised to such higher number as it decides provided that number does not exceed the number of Shares determined under Rule 6.4 (a).

6.5 Meaning of ceasing employment

A Participant shall not be treated for the purposes of this Rule 6 as ceasing to be a director or employee of a Group Member until such time as he is no longer a director or employee of any Group Member. Unless the Committee decides otherwise, any Participant who ceases to be such a director or employee before exercising an Option in circumstances where he retains a legal right to return to work then he shall be treated as not having ceased to be such a director or employee until such time (if at all) as he ceases to have such a right while not acting as an employee or director.

7. TAKEOVERS AND OTHER CORPORATE EVENTS

7.1 General offers

If any person (or any group of persons acting in concert):

(a) obtains Control of the Company as a result of making a general offer to acquire shares in the Company; or

(b) having obtained Control of the Company makes such an offer and such offer becomes unconditional in all respects the Board shall within 7 days of becoming aware of that event notify every Participant of it and, subject to Rule 5.2 (Performance Condition), Rule 5.3 (Restrictions on exercise), Rule 5.4 (Long stop date for exercise), Rule 6 (Leavers and deceased Participants), Rule 7.3 (Pro-rating of Options) and Rule 7.4 (Internal reorganisations), any Option may be exercised within one month (or such longer period as the Committee may permit) of such notification.

7.2 Compulsory acquisition, schemes of arrangement and winding up

In the event that:

(a) any person becomes bound or entitled to acquire shares in the Company under sections 428 to 430F of the Companies Act 1985;

(b) under section 425 of the Companies Act 1985 the Court sanctions a compromise or arrangement proposed for the purposes of or in connection with a scheme for the reconstruction of the Company or its amalgamation with any other company or companies;

(c) the Company passes a resolution for a voluntary winding up of the Company; or

(d) an order is made for the compulsory winding up of the Company an Option may, subject to Rule 5.2 (Performance Condition), Rule 5.3 (Restrictions on exercise), Rule 5.4 (Long stop date for exercise), Rule 6 (Leavers and deceased Participants), Rule 7.3 (Pro-rating of Options) and Rule 7.4 (Internal reorganisations), be exercised within one month (or such longer period as the Committee may permit) of such event, but to the extent that an Option is not exercised within that period, that Option shall (regardless of any other provision of the Plan) lapse at the end of that period.

7.3 Pro-rating of Options

The number of Shares in respect of which any Option may be exercised under Rule 7.1 (General Offers) and Rule 7.2 (Compulsory acquisition, schemes of arrangement and winding up) shall be determined as follows:

(a) the Committee shall determine the extent to which any Performance Condition and any other term specified under Rule 3.1(b) (Terms of grant) has been satisfied in accordance with its terms and the Rules; and

(b) by applying a pro rata reduction to the number of Shares determined under Rule 7.3(a) based on the number of years during the period of time after the Grant Date and ending on the appropriate date of notification referred to in Rule 7.1 or Rule 7.2, as applicable, (and rounding up to the nearest whole year) relative to three years unless the Committee, acting fairly and reasonably, decides that the reduction in the number of Shares under Rule 7.3(b) is inappropriate in any particular case when it shall increase the number of Shares in respect of which an Option may be exercised to such higher number as it decides provided that number does not exceed the number of Shares determined under Rule 7.3 (a).

7.4 Internal reorganisations

In the event that:

(a) an offer (as referred to in Rule 7.1 (General offers)) is made or a compromise or arrangement (as referred to in Rule 7.2(b) (Schemes of arrangement)) is proposed which is expected to result in the Company becoming controlled by a new company (the “New Company”); and

(b) either:

(i) at least 90% of the shares in the New Company will be held by substantially the same persons who immediately before the offer or proposal was made were shareholders in the Company; or

(ii) such offer or scheme of arrangement is represented as a merger to the public and the global investor community and the Committee, acting fairly and reasonably, considers it to be a merger; and

(c) the Committee and the New Company agree that this Rule should apply then an Option granted under Part A of the Plan (the “Original Option”) shall not become exercisable under Rule 7.1 (General offers) or Rule 7.2 (Compulsory acquisition, schemes of arrangement and winding up) but shall be automatically surrendered in consideration for the grant of a new Option which the Committee determines is equivalent to the Original Option it replaces except that it shall be over shares in the new company or some other company.

The Rules shall apply to any new Option granted under this Rule 7.4 as if references to Shares were references to shares over which the new Option is granted and references to the Company were references to the company whose shares are subject to the new Option.

8. ADJUSTMENT OF OPTIONS

8.1 General rule

In the event of:

(a) any variation of the share capital of the Company; or

(b) a demerger, special dividend or other similar event which affects the market price of Shares to a material extent the Committee may make such adjustment as it considers appropriate under Rule 8.2 (Method of adjustment).

8.2 Method of adjustment

An adjustment made under this Rule shall be to one or more of the following:

(a) the number of Shares in respect of which any Option may be exercised;

(b) subject to Rule 8.3 (Adjustment below nominal value), the price at which Shares may be acquired by the exercise of any Option; and

(c) where any Option has been exercised but no Shares have been allotted or transferred after such exercise, the number of Shares which may be so allotted or transferred and the price at which they may be acquired.

8.3 Adjustment below nominal value

An adjustment under Rule 8.2 (Method of adjustment) may reduce the price at which Shares may be subscribed for on the exercise of an Option to less than their nominal value, but only if and to the extent that the Board is authorised:

(a) to capitalise from the reserves of the Company a sum equal to the amount by which the nominal value of the Shares in respect of which the Option is exercised and which are to be allotted after such exercise exceeds the price at which the Shares may be subscribed for; and

(b) to apply that sum in paying up such amount on such Shares so that on exercise of any Option in respect of which such a reduction shall have been made the Board shall capitalise that sum (if any) and apply it in paying up that amount.

9. ALTERATIONS

9.1 General rule

Except as described in Rule 9.2 (Shareholder approval) and Rule 9.4 (Alterations to disadvantage of Participants), the Committee may at any time alter the Plan or the terms of any Option.

9.2 Shareholder approval

Except as described in Rule 9.3 (Exceptions to shareholder approval), no alteration to the advantage of an individual to whom an Option has been or may be granted shall be made under Rule 9.1 (General rule on alterations) to the provisions concerning:

(a) eligibility;

(b) the individual limits on participation;

(c) the overall limits on the issue of Shares or the transfer of treasury Shares;

(d) the basis for determining a Participant’s entitlement to, and the terms of, Shares or cash provided under the Plan;

(e) the adjustments that may be made in the event of any variation of capital; and

(f) the terms of this Rule 9.2

without the prior approval by ordinary resolution of the members of the Company in general meeting.

9.3 Exceptions to shareholder approval

Rule 9.2 (Shareholder approval) shall not apply to:

(a) any minor alteration to benefit the administration of the Plan, to take account of a change in legislation or to obtain or maintain favourable tax, exchange control or regulatory treatment for Participants or any Group Member; or

(b) any alteration relating to any Performance Condition made under Rule 9.5 (Alterations to the Performance Condition).

9.4 Alterations to disadvantage of Participants

No alteration to the material disadvantage of any Participant (other than a minor amendment to any Performance Condition) shall be made under Rule 9.1 unless:

(a) the Board shall have invited every relevant Participant to indicate whether or not he approves the alteration; and

(b) the alteration is approved by a majority of those Participants who have given such an indication.

9.5 Alterations to any Performance Condition

The Committee may amend any Performance Condition without prior shareholder approval if:

(a) an event has occurred which causes the Committee reasonably to consider that it would be appropriate to amend the Performance Condition;

(b) the altered Performance Condition will, in the reasonable opinion of the Committee, be not materially less difficult to satisfy than the unaltered Performance Condition would have been but for the event in question; and

(c) the Committee shall act fairly and reasonably in making the alteration.

10. MISCELLANEOUS

10.1 Employment

The rights and obligations of any individual under the terms of his office or employment with any Group Member shall not be affected by his participation in the Plan or any right which he may have to participate in it. An individual who participates in the Plan waives any and all rights to compensation or damages in consequence of the termination of his office or employment for any reason whatsoever insofar as those rights arise or may arise from his ceasing to have rights under or be entitled to exercise any Option as a result of such termination. Participation in the Plan shall not confer a right to continued employment upon any individual who participates in it. The grant of any Option does not imply that any further Option will be granted nor that a Participant has any right to be granted any further Option.

10.2 Disputes

In the event of any dispute or disagreement as to the interpretation of the Plan, or as to any question or right arising from or relating to the Plan, the decision of the Committee shall be final and binding upon all persons.

10.3 Exercise of powers and discretions

The exercise of any power or discretion by the Committee shall not be open to question by any person and a Participant or former Participant shall have no rights in relation to the exercise or omission to exercise any such power or discretion.

10.4 Notices

Any notice or other communication under or in connection with the Plan may be given:

(a) by personal delivery or by post, in the case of a company to its registered office, and in the case of an individual to his last known address, or, where he is a director or employee of a Group Member, either to his last known address or to the address of the place of business at which he performs the whole or substantially the whole of the duties of his office or employment; or

(b) in an electronic communication either through dedicated web-based facilities notified to an individual or a company or by email to, in the case of an individual, the email address which according to the records of his employing company is used by him and in the case of a company, to the email address notified to an individual for the purposes of the Plan; or

(c) by such other method as the Board determines.

10.5 Third parties

No third party has any right under the Contracts (Rights of Third Parties) Act 1999 to enforce any term of the Plan.

10.6 Benefits not pensionable

Benefits provided under the Plan shall not be pensionable.

10.7 Data Protection

Each Participant consents to the collection, processing and transfer of his personal data for any purpose relating to the operation of the Plan. This includes:

(a) providing personal data to any Group Member and any third party such as trustees of any employee benefit trust, administrators of the Plan, registrars, brokers and any of their respective agents;

(b) the processing of personal data by any such Group Member or third party;

(c) transferring personal data to a country outside the European Economic Area (including a country which does not have data protection laws equivalent to those prevailing in the European Economic Area); and

(d) providing personal data to potential purchasers of the Company, the Participants’ employer or the business in which the Participant works.

10.8 Governing law

The Plan and all Options shall be governed by and construed in accordance with the law of Scotland.

PART B - HMRC TAX-FAVOURED

1. DEFINITIONS AND INTERPRETATION

1.1 In the Plan, unless the context otherwise requires:

“Board” means the board of directors of the Company or a duly authorised committee of the Board or a duly authorised person;

“Committee” means the remuneration committee of the Board or, on and after the occurrence of a corporate event described in Rule 7 (Takeovers and other corporate events), the remuneration committee of the Board as constituted immediately before such event occurs;

“Company” means The Royal Bank of Scotland Group plc (registered in Scotland with registered number SC045551);

“Control” means control within the meaning of section 719 of ITEPA;

“Grant Date” means the date on which an Option is granted;

“Group Member” means:

(a) a Participating Company or a body corporate which is the Company’s holding company (within the meaning of section 736 of the Companies Act 1985) or a subsidiary (also within the meaning of section 736 of that Act) of the Company’s holding company;

(b) a body corporate which is a subsidiary undertaking (within the meaning of section 258 of that Act) of a body corporate within paragraph (a) above and has been designated by the Board for this purpose; and

(c) any other body corporate in relation to which a body corporate within paragraph (a) or (b) above is able (whether directly or indirectly) to exercise 20% or more of its equity voting rights and has been designated by the Board for this purpose;

“HMRC” means HM Revenue and Customs;

“ITEPA” means the Income Tax (Earnings and Pensions) Act 2003;

“Listing Rules” means the Listing Rules published by the UKLA;

“London Stock Exchange” means London Stock Exchange plc or any successor to such company;

“Option” means a right to acquire Shares granted under the Plan;

“Participant” means a person who holds an Option including his personal representatives;

“Participating Company” means the Company or any Subsidiary;

“Performance Condition” is an objective condition related to performance which is specified by the Committee under Rule 3.1 (Terms of grant);

“Plan” means The Royal Bank of Scotland Group plc 2007 Executive Share Option Plan as amended from time to time;

“Rule” means a rule of the Plan;

“Schedule 4” means Schedule 4 to ITEPA;

“Shares” means fully paid ordinary shares in the capital of the Company which satisfy the requirements of paragraphs 16 to 20 of Schedule 4 (fully paid up, unrestricted ordinary share capital) unless Rule 5.11 (Shares ceasing to satisfy Schedule 4 requirements) applies;

“Subsidiary” means a body corporate which is a subsidiary (within the meaning of section 736 of the Companies Act 1985) of the Company and of which the Company has Control;

“Tax Liability” means any amount of tax or social security contributions for which a Participant would or may be liable and for which any Group Member or former Group Member would or may be obliged to (or would or may suffer a disadvantage if it were not to) account to any relevant authority;

“UKLA” means the United Kingdom Listing Authority

and expressions not defined in Part B of the Plan have the same meanings as they have in Schedule 4.

1.2 Any reference in the Plan to any enactment includes a reference to that enactment as from time to time modified, extended or re-enacted.

1.3 Expressions in italics and headings are for guidance only and do not form part of the Plan.

2. ELIGIBILITY

2.1 General rule on eligibility

Subject to Rule 2.3 (Individuals not eligible), an individual is eligible to be granted an Option only if he is a full-time director or qualifying employee as defined in Rule 2.2.

2.2 Individuals eligible

For the purposes of Rule 2.1:

(a) a full-time director is an individual who is a director of a Participating Company and is obliged to devote not less than 25 hours a week (excluding meal breaks) to the performance of the duties of his office or employment with that and any other Participating Company; and

(b) a qualifying employee is an employee of a Participating Company (except an employee who is a director of a Participating Company).

2.3 Individuals not eligible

An individual is not eligible to be granted an Option at any time when he is not eligible to participate in the Plan by virtue of paragraph 9 of Schedule 4 (material interest in a close company).

3. GRANT OF OPTIONS

3.1 Terms of grant

Subject to Rule 3.5 (Timing of grant), Rule 3.7 (Approvals and consents) and Rule 4 (Limits), the Committee may resolve to grant an Option on:

(a) the terms set out in Part B of the Plan; and

(b) such additional terms (whether the Performance Condition and/or any other terms) as the Committee may specify to any person who is eligible to be granted an Option under Rule 2 (Eligibility).

3.2 Method of grant

An Option shall be granted by deed executed by the Company.

3.3 Method of satisfying Options

Unless specified to the contrary by the Board at the time of grant of an Option, an Option may be satisfied:

(a) by the issue of new Shares; and/or

(b) by the transfer of treasury Shares; and/or

(c) by the transfer of Shares purchased in the open market (other than the transfer of treasury Shares).

The Committee may decide to change the way in which it is intended that an Option may be satisfied after it has been granted, having regard to the provisions of Rule 4 (Limits).

3.4 Option price

The Committee shall decide before an Option is granted the price at which Shares may be acquired by the exercise of that Option, but the price shall not be less than:

(a) if Shares are quoted in the London Stock Exchange Daily Official List, the middle-market quotation of the Shares (as derived from that List) on the dealing day before the Grant Date (or on such other dealing day(s) as may be agreed with HMRC) provided such dealing day(s) do not fall within any period when dealings in Shares are prohibited under the Company’s share dealing code;

(b) if Rule 3.4(a) does not apply, the market value (within the meaning of Part VIII of the Taxation of Chargeable Gains Act 1992) of Shares, as agreed in advance for the purposes of the Plan with HMRC Shares & Asset Valuation, on the Grant Date (or such other day(s) as may be agreed with HMRC); and

(c) in the case of an Option to acquire Shares only by subscription, the nominal value of those Shares.

3.5 Timing of grant

Subject to Rule 3.7 (Approvals and consents), an Option may only be granted:

(a) within the period of 6 weeks beginning with:

(i) the day on which the Plan is approved by shareholders of the Company; or

(ii) the dealing day after the day on which the Company announces its results for any period; or

(b) at any other time when the Committee considers that circumstances are sufficiently exceptional to justify its grant but an Option may not be granted:

(c) under Part B of the Plan before the day on which Part B of the Plan is approved by HMRC under Schedule 4; or

(d) after 24 April 2017 (that is, the expiry of the period of 10 years beginning with the date on which the Plan is approved by shareholders of the Company).

3.6 Non-transferability and bankruptcy

An Option granted to any person:

(a) shall not be transferred, assigned, charged or otherwise disposed of (except on his death to his personal representatives) and shall lapse immediately on any attempt to do so; and

(b) the Option shall lapse immediately if he is declared bankrupt.

3.7 Approvals and consents

The grant of any Option shall be subject to obtaining any approval or consent required under the Listing Rules, any relevant share dealing code of the Company, the City Code on Takeovers and Mergers, or any other relevant UK or overseas regulation or enactment.

4. LIMITS

4.1 5 per cent. in 10 years limit

An Option shall not be granted in any calendar year if, at the time of its proposed Grant Date, it would cause the number of Shares allocated (as defined in Rule 4.3) in the period of 10 calendar years ending with that calendar year under the Plan and under any other executive share plan adopted by the Company to exceed such number as represents 5 per cent. of the ordinary share capital of the Company in issue at that time.

4.2 10 per cent. in 10 years limit

An Option shall not be granted in any calendar year if, at the time of its proposed Grant Date, it would cause the number of Shares allocated (as defined in Rule 4.3) in the period of 10 calendar years ending with that calendar year under the Plan and under any other employee share plan adopted by the Company to exceed such number as represents 10 per cent. of the ordinary share capital of the Company in issue at that time.

4.3 Meaning of “allocated”

For the purposes of Rules 4.1 and 4.2:

(a) Shares are allocated:

(i) when an option, award or other contractual right to acquire unissued Shares or treasury Shares is granted;

(ii) where Shares are issued or treasury Shares are transferred other than in respect of an option, award or other contractual right to acquire Shares, when those Shares are issued or treasury Shares transferred;

(b) any Shares which have been issued or which may be issued (or any Shares transferred out of treasury or which may be transferred out of treasury) to any trustees to satisfy the exercise of any option, award or other contractual right shall be treated as allocated; and

(c) for the avoidance of doubt, existing Shares other than treasury Shares that are transferred or over which options, awards or other contractual rights are granted shall not count as allocated.

4.4 Post-grant events affecting numbers of “allocated” Shares

For the purposes of Rule 4.3:

(a) where:

(i) any option, award or other contractual right to acquire unissued Shares or treasury Shares is released or lapses (whether in whole or in part); or

(ii) after the grant of an option, award or other contractual right the Committee determines that:

(aa) where an amount is normally payable on its exercise it shall be satisfied without such payment but instead by the payment of cash equal to the gain made on its exercise; or

(bb) it shall be satisfied by the transfer of existing Shares (other than Shares transferred out of treasury)

the unissued Shares or treasury Shares which consequently cease to be subject to the option, award or other contractual right shall not count as allocated; and

(b) the number of Shares allocated in respect of an option, award or other contractual right shall be such number as the Board shall reasonably determine from time to time.

4.5 Changes to investor guidelines

Treasury Shares shall cease to count as allocated Shares for the purposes of Rule 4.3 if the Association of British Insurer’s guidelines on executive remuneration cease to require such Shares to be so counted.

4.6 HMRC limit

No person shall be granted an Option which would, at the time it is granted, cause the total market value of the Shares (calculated as set out in this Rule) which he may acquire as a result of options granted to him (and not exercised) under:

(a) Part B of the Plan; and

(b) any other share option plan approved under Schedule 4 and established by the Company or by any associated company of the Company to exceed £30,000 (or such other limit as may from time to time be imposed by Schedule 4).

For the purposes of this Rule, the market value of the Shares over which an option is granted shall be calculated:

(i) for an Option, on the day(s) by reference to which the price at which Shares may be acquired by the exercise of that Option was determined under Rule 3.4 (Option price); and

(ii) for an option granted under any other share option plan approved by HMRC under Schedule 4, at the time when it was granted or, in a case where an agreement relating to the shares has been made under paragraph 22 of Schedule 4, such earlier time or times as may be provided in that agreement.

4.7 Effect of limits

Any Option shall be limited and take effect so that the limits in this Rule 4 are complied with.

5. EXERCISE OF OPTIONS

5.1 General prohibition on exercise before third anniversary of the Grant Date

An Option may only be exercised on or after the third anniversary of the Grant Date (or such later date as the Committee may have decided before the grant of the Option) except where Rule 6 (Leavers and deceased Participants), Rule 7.1 (General offers) or Rule 7.2 (Compulsory acquisition, schemes of arrangement and winding up) applies.

5.2 Performance Condition and other exercise conditions

An Option may only be exercised:

(a) to the extent that any Performance Condition is satisfied;

(b) as permitted by any other term specified under Rule 3.1(b); and

(c) if Rule 6 (Leavers and deceased Participants) or Rule 7 (Takeovers and other corporate events) apply, subject to the pro-rating of the Option under those Rules.

The Option shall lapse regardless of any other Rule to the extent any Performance Condition is not satisfied.

Where, under Rule 6 (Leavers and deceased Participants) or Rule 7 (Takeovers and other corporate events), an Option would (subject to the satisfaction of any Performance Condition) become exercisable before the end of the full period over which performance would otherwise be measured under any Performance Condition applying to that Option then, unless provided to the contrary by the Performance Condition, the extent to which that Performance Condition has been satisfied in such circumstances shall be determined by the Committee on such reasonable basis as it decides.

5.3 Restrictions on exercise: regulatory and tax issues

An Option may not be exercised unless the following conditions are satisfied:

(a) the exercise of the Option and the issue or transfer of Shares after such exercise would be lawful in all relevant jurisdictions and in compliance with the Listing Rules, any relevant share dealing code of the Company, the City Code on Takeovers and Mergers and any other relevant UK or overseas regulation or enactment;

(b) if a Tax Liability would arise by virtue of the exercise of the Option, then the Participant must have:

(i) made a payment to the relevant Group Member of an amount at least equal to the Company’s estimate of the Tax Liability; or

(ii) entered into arrangements acceptable to the Board to secure that such a payment is made (whether by authorising the sale of some or all of the Shares on his behalf and the payment to the relevant Group Member of the relevant amount out of the proceeds of sale or otherwise); and,

(iii) where the Committee so requires, entered into, or agreed to enter into, a valid election under Part 7 of ITEPA (Employment income:elections to disapply tax charge on restricted securities).

(c) the Participant has entered into such arrangements as the Committee requires to satisfy a Group Member’s liability to social security contributions in respect of the exercise of the Option.

For the purposes of this Rule 5.3, references to Group Member include any former Group Member.

5.4 Restriction on exercise: material interest in a close company

A Participant shall not be eligible to exercise an Option at any time when he is not eligible to participate in Part A of the Plan by virtue of paragraph 9 of Schedule 4 (material interest in close company).

5.5 Long stop date for exercise

An Option may not in any circumstances (and regardless of any other Rule) be exercised after the expiry of 10 years beginning with the Grant Date (or such shorter period beginning with the Grant Date as the Committee may have decided before the grant of that Option) and if not exercised shall lapse at the end of such period.

5.6 Exercise in whole or in part

An Option may be exercised in whole or in part on any occasion.

5.7 Method of exercise

The exercise of any Option shall be effected in the form and manner prescribed by the Board and subject to the prior approval of HMRC. Any notice of exercise shall, subject to Rules 5.3 and 5.4 (Restrictions on exercise) take effect only when the Company receives it, together with payment of the relevant price at which Shares can be acquired under the Option (or, if the Board so permits, an undertaking to pay that amount).

5.8 Restriction on use of unissued Shares and treasury Shares

No Shares may be issued or treasury Shares transferred to satisfy the exercise of any Option to the extent that such issue or transfer would cause the number of Shares allocated (as defined in Rule 4.3 (Meaning of “allocated”) and adjusted under Rule 4.4 (Post-grant events affecting numbers of “allocated” Shares)) to exceed the limits in Rules 4.1 (5 per cent. in 10 years limit) and 4.2 (10 per cent. in 10 years limit) except where there is a variation in the share capital of the Company which results in the number of Shares so allocated exceeding such limits solely by virtue of that variation.

5.9 Allotment and transfer timetable

Within 30 days after an Option has been exercised by a Participant, the Board shall allot to him (or a nominee for him) or, if appropriate, transfer or procure the transfer to him (or a nominee for him) of the number of Shares in respect of which the Option has been exercised.

5.10 Share rights

All Shares allotted under the Plan shall rank equally in all respects with Shares then in issue except for any rights attaching to such Shares by reference to a record date before the date of allotment.

Where Shares are transferred under the Plan after the exercise of an Option, Participants will be entitled to any rights attaching to such Shares by reference to a record date on or after the date of such transfer.

5.11 Shares ceasing to satisfy Schedule 4 requirements

If at any time the Shares cease to satisfy the requirements of paragraphs 16 to 20 of Schedule 4 (fully paid up, unrestricted, ordinary share capital):

(a) an Option may be exercised regardless of that fact (but subject to the other provisions of the Plan); and

(b) the Company shall notify HMRC as soon as practicable (which may withdraw its approval of Part B of the Plan under Schedule 4).

6. LEAVERS AND DECEASED PARTICIPANTS

6.1 Deceased Participants

If a Participant dies at a time when either he is a director or employee of a Group Member or he is or may be entitled to exercise the Option under Rule 6.2 (Retirement, ill-health, injury, disability, redundancy and transfer out of the Group) or Rule 6.3 (Cessation of employment in other circumstances), the following provisions apply:

(a) any Option granted to him that is already capable of exercise at the time of death shall, subject to Rules 5.3 and 5.4 (Restrictions on exercise), continue to be capable of exercise by his personal representatives for a period of 12 months after his death and if not exercised shall lapse at the end of that period;

(b) any other Option granted to him may, subject to Rule 5.2 (Performance Condition), Rules 5.3 and 5.4 (Restrictions on exercise) and Rule 6.4 (Pro-rating of Options), be exercised by his personal representatives during the period of 12 months after his death and if not exercised shall lapse at the end of that period; and

(c) in both cases (a) and (b) above the period for exercise shall be shortened if Rule 5.5 (Long stop date for exercise), Rule 7.1 (General offers) or Rule 7.2 (Compulsory acquisition, schemes of arrangement and winding up) applies.

6.2 Retirement, ill-health, injury, disability, redundancy and transfer out of the Group

If a Participant ceases to be a director or employee of a Group Member by reason of:

(a) retirement;

(b) ill-health, injury or disability evidenced to the satisfaction of his employer;

(c) redundancy (within the meaning of the Employment Rights Act 1996) or any overseas equivalent; or

(d) his office or employment being either with a company which ceases to be a Group Member or relating to a business or part of a business which is transferred to a person who is not a Group Member the following provisions apply:

(e) any Option granted to him that is already capable of exercise at the date of cessation shall, subject to Rules 5.3 and 5.4 (Restrictions on exercise) and Rule 6.1 (Deceased Participants), continue to be capable of exercise for a period of 12 months after the date of cessation and if not exercised shall lapse at the end of that period;

(f) any other Option granted to him shall, subject to Rule 5.2 (Performance Condition), Rules 5.3 and 5.4 (Restrictions on exercise), Rule 6.1 (Deceased Participants), Rule 6.4 (Pro-rating of Options) and Rule 7 (Takeovers and other corporate events), become exercisable on the date of cessation (or on such later date as the Committee, acting fairly and reasonably, decides being not later than the date (if any) when the Option would have become exercisable if the Participant had remained a director or employee of a Group Member) and may be exercised during the period of 12 months after the date on which it becomes exercisable (or such longer period as the Committee may determine not being greater than 42 months after the Grant Date) and if not exercised shall lapse at the end of that period; and

(g) in both cases (e) and (f) above, the period for exercise shall be shortened if Rule 5.5 (Long stop date for exercise), Rule 7.1 (General offers) or Rule 7.2 (Compulsory acquisition, schemes of arrangement and winding up) applies.

For the purposes of paragraph 35A of Schedule 4, the specified retirement age shall be age 55.

6.3 Cessation of employment in other circumstances

If a Participant ceases to be a director or employee of a Group Member for any reason other than those specified in Rule 6.1 (Deceased Participants) and Rule 6.2 (Retirement, ill-health, injury, disability, redundancy and transfer out of the Group), the following provisions apply:

(a) any Option granted to him may not be exercised at all and shall lapse on such cessation unless the Committee, acting fairly and reasonably, decides it may be exercised under this Rule 6.3;

(b) if the Committee permits an Option that is already capable of exercise at the date of cessation to continue to be capable of exercise then it shall, subject to Rules 5.3 and 5.4 (Restrictions on exercise) and Rule 6.1 (Deceased Participants), remain exercisable for a period of 12 months after the date of cessation and if not exercised shall lapse at the end of that period;

(c) if the Committee permits an Option which is not exercisable to become capable of exercise then it shall, subject to Rule 5.2 (Performance Condition), Rules 5.3 and Rule 5.4 (Restrictions on exercise), Rule 6.1 (Deceased Participants), Rule 6.4 (Pro-rating of Options) and Rule 7 (Takeovers and other corporate events), become exercisable on the date of cessation (or on such later date as the Committee, acting fairly and reasonably, decides being not later than the date (if any) when the Option would have become exercisable if the Participant had remained a director or employee of a Group Member) and may be exercised during the period of 12 months after the date on which it becomes exercisable (or such longer period as the Committee may determine being not greater than 42 months after the Grant Date) and if not exercised shall lapse at the end of that period; and

(d) the period for exercise referred to in (b) and (c) above shall be shortened if Rule 5.5 (Long stop date for exercise), Rule 7.1 (General offers) or Rule 7.2 (Compulsory acquisition, schemes of arrangement and winding up) applies.

6.4 Pro-rating of Options

The number of Shares in respect of which any Option may be exercised under Rule 6.1 (Deceased Participants), Rule 6.2 (Retirement, ill- health, injury, disability, redundancy and transfer out of the Group) and Rule 6.3 (Cessation of employment in other circumstances) shall be determined as follows:

(a) the Committee shall determine the extent to which any Performance Condition and any other term specified under Rule 3.1(b) (Terms of grant) has been satisfied in accordance with its terms and the Rules; and

(b) by applying a pro rata reduction to the number of shares determined under Rule 6.4(a) based on the number of months during the period of time after the Grant Date and ending on the date of cessation (and rounding up to the nearest whole month) relative to 36 months unless the Committee, acting fairly and reasonably, decides that the reduction in the number of Shares under Rule 6.4(b) is inappropriate in any particular case when it shall increase the number of Shares in respect of which an Option may be exercised to such higher number as it decides provided that number does not exceed the number of Shares determined under Rule 6.4 (a).

6.5 Meaning of ceasing employment

A Participant shall not be treated for the purposes of this Rule 6 as ceasing to be a director or employee of a Group Member until such time as he is no longer a director or employee of any Group Member. Unless the Committee decides otherwise, any Participant who ceases to be such a director or employee before exercising an Option in circumstances where he retains a legal right to return to work then he shall be treated as not having ceased to be such a director or employee until such time (if at all) as he ceases to have such a right while not acting as an employee or director.

7. TAKEOVERS AND OTHER CORPORATE EVENTS

7.1 General offers

If any person (or any group of persons acting in concert):

(a) obtains Control of the Company as a result of making a general offer to acquire shares in the Company; or

(b) having obtained Control of the Company makes such an offer and such offer becomes unconditional in all respects the Board shall within 7 days of becoming aware of that event notify every Participant of it and, subject to Rule 5.2 (Performance Condition), Rules 5.3 and 5.4 (Restrictions on exercise), Rule 5.5 (Long stop date of exercise), Rule 6 (Leavers and deceased Participants), Rule 7.3 (Pro-rating of Options) and Rule 7.6 (Internal reorganisations), any Option may be exercised within one month (or such longer period not exceeding 6 months as the Committee, acting fairly and reasonably, may permit) of such notification.

7.2 Compulsory acquisition, schemes of arrangement and winding up

In the event that:

(a) any person becomes bound or entitled to acquire shares in the Company under sections 428 to 430F of the Companies Act 1985;

(b) under section 425 of the Companies Act 1985 the Court sanctions a compromise or arrangement proposed for the purposes of or in connection with a scheme for the reconstruction of the Company or its amalgamation with any other company or companies;

(c) the Company passes a resolution for a voluntary winding up of the Company; or

(d) an order is made for the compulsory winding up of the Company an Option may, subject to Rule 5.2 (Performance Condition), Rules 5.3 and 5.4 (Restrictions on exercise), Rule 5.5 (Long stop date for exercise), Rule 6 (Leavers and deceased Participants), Rule 7.3 (Pro-rating of Options) and Rule 7.6 (Internal reorganisations), be exercised within one month (or such longer period as the Committee, acting fairly and reasonably, may permit) of such event, but to the extent that an Option is not exercised within that period, that Option shall (regardless of any other provision of the Plan) lapse at the end of that period.

7.3 Pro-rating of Options

The number of Shares in respect of which any Option may be exercised under Rule 7.1 (General Offers) or Rule 7.2 (Compulsory acquisition, schemes of arrangement and winding up) shall be determined as follows:

(a) the Committee shall determine the extent to which any Performance Condition and any other term specified under Rule 3.1(b) (Terms of grant) has been satisfied in accordance with its terms and the Rules; and

(b) by applying a pro rata reduction to the number of Shares determined under Rule 7.3(a) based on the number of years during the period of time after the Grant Date and ending on the appropriate date of notification referred to in Rule 7.1 or Rule 7.2, as applicable, (and rounding up to the nearest whole year) relative to three years unless the Committee, acting fairly and reasonably, decides that the reduction in the number of shares under Rule 7.3(b) is inappropriate in any particular case when it shall increase the number of Shares in respect of which an Option may be exercised to such higher number as it decides provided that number does not exceed the number of Shares determined under Rule 7.3 (a).

7.4 Option rollover: general provisions

If any company (the “acquiring company”):

(a) obtains Control of the Company as a result of making a general offer to acquire:

(i) the whole of the issued ordinary share capital of the Company (other than that which is already owned by it) which is made on a condition such that if it is satisfied the person making the offer will have Control of the Company; or

(ii) all the Shares (other than those Shares already owned by it); or

(b) obtains Control of the Company as a result of a compromise or arrangement sanctioned by the Court under section 425 of the Companies Act 1985 or Article 418 of the Companies (Northern Ireland) Order 1986; or

(c) becomes bound or entitled to acquire shares in the Company under sections 428 to 430F of that Act or Articles 421 to 423 of that Order any Participant may, at any time within the relevant period specified under paragraph 26(3) of Schedule 4, by agreement with the acquiring company, release any Option granted under Part B of the Plan (the “Old Option”) in consideration of the grant to him of an Option (the “New Option”) which for the purposes of paragraph 27 of Schedule 4 is equivalent to the Old Option but relates to shares in a different company (whether the acquiring company itself or some other company falling within paragraph 16(b) or (c) of Schedule 4).

7.5 Option rollover: interpretation of Rules

Where a New Option is granted under Rule 7.4 (Option rollover: general provisions) the following terms of Part B of the Plan shall, in relation to the New Option, be construed as if:

(a) except for the purposes of the definitions of “Group Member”, “Participating Company” and “Subsidiary” in Rule 1.1 and the reference to the “Committee” in Rule 5.5, the expression the “Company” were defined as “a company whose shares may be acquired by the exercise of Options granted under Part B of the Plan”;

(b) the Performance Condition had been satisfied (subject to any alterations made under Rule 9.5 (Alterations to the Performance Condition) including the altered Performance Condition applying to the New Option); and

(c) Rule 9.2 (Shareholder approval) were omitted.

7.6 Internal reorganisations

In the event that:

(a) an offer (as referred to in Rule 7.1 (General offers)) is made or a compromise or arrangement (as referred to in Rule 7.2(b) (Schemes of arrangement)) is proposed which is expected to result in the Company becoming controlled by a new company (the “New Company”); and

(b) (i) at least 90% of the shares in the New Company will be held by substantially the same persons who immediately before the offer or proposal was made were shareholders in the Company; or

(ii) such offer or scheme of arrangement is represented as a merger to the public and the global investment community and the Committee, acting fairly and reasonably, considers it to be a merger; and

(c) the Committee and the New Company agree that this Rule should apply then an Option granted under Part B of the Plan (the “Original Option”) shall not become exercisable under Rule 7.1 (General offers) or Rule 7.2 (Compulsory acquisition, schemes of arrangement and winding up) but shall be automatically surrendered within the relevant period specified in paragraph 26(3) of Schedule 4 in consideration for the grant of a new Option which, for the purposes of paragraph 27 of Schedule 4, is equivalent to the Original Option but relates to shares in the N—ew Company and Rule 7.5 (Option rollover: interpretation of Rules) (other than Rule 7.5(c)) shall apply.

8. ADJUSTMENT OF OPTIONS

8.1 General rule

Subject to Rule 8.3 (HMRC approval), in the event of any variation of the share capital of the Company, the Committee may make such adjustment as it considers appropriate under Rule 8.2 (Method of adjustment).

8.2 Method of adjustment

An adjustment made under this Rule shall be to one or more of the following:

(a) the number of Shares in respect of which any Option may be exercised;

(b) subject to Rule 8.4 (Adjustment below nominal value), the price at which Shares may be acquired by the exercise of any Option; and

(c) where any Option has been exercised but no Shares have been allotted or transferred after such exercise, the number of Shares which may be so allotted or transferred and the price at which they may be acquired.

8.3 HMRC approval

At a time when Part B of the Plan is approved by HMRC under Schedule 4, no decision to make an adjustment under Rule 8.1 and no adjustment under Rule 8.2 (Method of adjustment) shall be made without the prior approval of HMRC.

8.4 Adjustment below nominal value

An adjustment under Rule 8.2 (Method of adjustment) may reduce the price at which Shares may be subscribed for on the exercise of an Option to less than their nominal value, but only if and to the extent that the Board is authorised:

(a) to capitalise from the reserves of the Company a sum equal to the amount by which the nominal value of the Shares in respect of which the Option is exercised and which are to be allotted after such exercise exceeds the price at which the Shares may be subscribed for; and

(b) to apply that sum in paying up such amount on such Shares so that on exercise of any Option in respect of which such a reduction shall have been made the Board shall capitalise that sum (if any) and apply it in paying up that amount.

9. ALTERATIONS

9.1 General rule

Except as described in Rule 9.2 (Shareholder approval) and Rule 9.4 (Alterations to disadvantage of Participants), the Committee may at any time alter the Plan or the terms of any Option.

If an alteration which does not solely relate to the Performance Condition is made to a key feature (as defined in paragraph 30(4) of Schedule 4) of the Plan at a time when Part B of the Plan is approved by HMRC under Schedule 4, the alteration will not have effect unless and until either HMRC has approved the alteration or the Committee resolves that the alteration shall take effect even if this causes the Plan to cease to be approved under Schedule 4.

9.2 Shareholder approval

Except as described in Rule 9.3 (Exceptions to shareholder approval), no alteration to the advantage of an individual to whom an Option has been or may be granted shall be made under Rule 9.1 (General rule on alterations) to the provisions concerning:

(a) eligibility;

(b) the individual limits on participation;

(c) the overall limits on the issue of Shares or the transfer of treasury Shares;

(d) the basis for determining a Participant’s entitlement to, and the terms of, Shares provided under the Plan;

(e) the adjustments that may be made in the event of any variation of capital; and

(f) the terms of this Rule 9.2

without the prior approval by ordinary resolution of the members of the Company in general meeting.

9.3 Exceptions to shareholder approval

Rule 9.2 (Shareholder approval) shall not apply to:

(a) any minor alteration to benefit the administration of the Plan, to take account of a change in legislation or to obtain or maintain favourable tax, exchange control or regulatory treatment for Participants or any Group Member; or

(b) any alteration relating to any Performance Condition made under Rule 9.5 (Alterations to the Performance Conditions).

9.4 Alterations to disadvantage of Participants

No alteration to the material disadvantage of any Participant (other than a minor amendment to any Performance Condition) shall be made under Rule 9.1 unless:

(a) the Board shall have invited every relevant Participant to indicate whether or not he approves the alteration; and

(b) the alteration is approved by a majority of those Participants who have given such an indication.

9.5 Alterations to any Performance Condition

The Committee may amend any Performance Condition without prior shareholder approval if:

(a) an event has occurred which causes the Committee reasonably to consider that it would be appropriate to amend the Performance Condition;

(b) the altered Performance Condition will, in the reasonable opinion of the Committee, be not materially less difficult to satisfy than the unaltered Performance Condition would have been but for the event in question; and

(c) the Committee shall act fairly and reasonably in making the alteration.

10. MISCELLANEOUS

10.1 Employment

The rights and obligations of any individual under the terms of his office or employment with any Group Member shall not be affected by his participation in the Plan or any right which he may have to participate in it. An individual who participates in the Plan waives any and all rights to compensation or damages in consequence of the termination of his office or employment for any reason whatsoever insofar as those rights arise or may arise from his ceasing to have rights under or be entitled to exercise any Option as a result of such termination. Participation in the Plan shall not confer a right to continued employment upon any individual who participates in it. The grant of an Option does not imply that any further Option will be granted nor that a Participant has any right to be granted any further Option.

10.2 Disputes

In the event of any dispute or disagreement as to the interpretation of the Plan, or as to any question or right arising from or relating to the Plan, the decision of the Committee shall be final and binding upon all persons.

10.3 Exercise of powers and discretions

The exercise of any power or discretion by the Committee shall not be open to question by any person and a Participant or former Participant shall have no rights in relation to the exercise or omission to exercise any such power or discretion.

10.4 Notices

Any notice or other communication under or in connection with the Plan may be given:

(a) by personal delivery or by post, in the case of a company to its registered office, and in the case of an individual to his last known address, or, where he is a director or employee of a Group Member, either to his last known address or to the address of the place of business at which he performs the whole or substantially the whole of the duties of his office or employment; or

(b) in an electronic communication either through dedicated web-based facilities notified to an individual or a company or by email to, in the case of an individual, the email address which according to the records of his employing company is used by him and in the case of a company, to the email address notified to an individual for the purposes of the Plan; or

(c) by such other method as the Board determines.

10.5 Third parties

No third party has any right under the Contracts (Rights of Third Parties) Act 1999 to enforce any term of the Plan.

10.6 Benefits not pensionable

Benefits provided under the Plan shall not be pensionable.

10.7 Data Protection

Each Participant consents to the collection, processing and transfer of his personal data for any purpose relating to the operation of the Plan. This includes:

(a) providing personal data to any Group Member and any third party such as trustees of any employee benefit trust, administrators of the Plan, registrars, brokers and any of their respective agents;

(b) the processing of personal data by any such Group Member or third party;

(c) transferring personal data to a country outside the European Economic Area (including a country which does not have data protection laws equivalent to those prevailing in the European Economic Area); and

(d) providing personal data to potential purchasers of the Company, the Participants’ employer or the business in which the Participant works.

10.8 Governing law

The Plan and all Options shall be governed by and construed in accordance with the law of Scotland.

PART C: US INCENTIVE STOCK OPTIONS

1. INTERACTION WITH PART A OF THE PLAN

The provisions of Part A of the Plan (“Part A”) shall, save where otherwise specified, apply as if set out in full in this Part C in relation to options granted under this Part C.

2. DESIGNATION OF OPTIONS

Options granted under this Part C may be designated as “incentive stock options” (“ISOs”) within the meaning of section 422 of the United States Internal Revenue Code of 1986, as amended (the “US Tax Code”). Any Options not granted under this Part C as ISOs shall be granted as nonqualified stock options for the purposes of the US Tax Code.

3. ELIGIBILITY

The class of person who may be granted ISOs under this Part C shall, in addition to the limitations otherwise imposed by Part A, be limited to those persons who are employees of the Company or its “parent” or “subsidiary” corporations within the meaning of section 424(e) and (f), respectively, of the US Tax Code.

4. GRANT OF OPTIONS

The exercise price of any Option granted under this Part C as an ISO shall not be less than the fair market value of the Shares at the time such Option is granted (determined in accordance with Section 422(c)(1) of the U.S. Tax Code and any regulations promulgated thereunder).

5. LIMITS

5.1 The aggregate number of Shares over which Options may be granted under Part C to all Participants during the term of Part A shall not exceed 157,607,466 (being approximately 5% of the expected issued ordinary share capital on the adoption of Part A), subject to adjustment if any of the events envisaged in Rule 8 of Part A occur.

5.2 To the extent that the aggregate fair market value of Shares with respect to which ISOs are exercisable for the first time by a Participant during any calendar year (under all plans or schemes of the Company or its “parent” or “subsidiary” corporations within the meaning of sections 424(e) and (f), respectively, of the US Tax Code) exceeds US$100,000 as determined at the time of grant, such Options shall be treated, to the extent of the excess, as nonqualified stock options for the purposes of the US Tax Code.

5.3 No ISO may be granted to an individual if, at the time of the proposed grant, such individual owns (or is deemed to own pursuant to the US Tax Code) stock possessing more than ten per cent. of the total combined voting power of all classes of stock of the Company unless (a) the option price of such ISO is at least 110 per cent. of the fair market value of a Share at the Grant Date of such ISO and (b) such ISO is not exercisable after the expiration of five years from the Grant Date of such ISO.

6. EXERCISE OF OPTIONS

If any Option granted under Part C is exercised in accordance with Rule 6 of Part A (Leavers and deceased Participants) more than three (3) months after the date that the Participant was last employed by the Company (or by its parent or a subsidiary as defined in this Part C), or in case the Participant becomes “disabled” (as defined by section 422(c)(6) of the US Tax Code) more than twelve (12) months after the date that the Participant was last employed by the Company (or by its parent or a subsidiary as defined in this Part C), then such Option shall be treated as a nonqualified stock option for purposes of the US Tax Code.

7. MISCELLANEOUS

7.1 Shares shall not be issued pursuant to the exercise of any Option granted under this Part C unless the exercise of the Option and the issuance and delivery of such Shares shall comply with all relevant provisions of law, involving, without limitation, the Securities Act of 1933, as amended (the “Securities Act”), the Securities Exchange Act of 1934, as amended, applicable State securities laws, and the requirements of any stock exchange upon which Shares may then be listed, and, at the discretion of the Board, shall be further subject to approval of counsel for the Company with respect to such compliance. None of the Company or any of its subsidiaries or affiliates shall have any obligation to register any Shares under the Securities Act or any applicable State law. Any stock certificates evidencing any Share issued pursuant to this Part C may bear a legend indicating that the transferability of the certificate and the Shares are restricted and subject to terms and conditions contained in this section or otherwise.

7.2 Rules 3.6(b) and 10.1 of Part A shall not apply to this Part C to the extent prohibited by US federal or applicable State law.

7.3 In the event that a Group Member permits a Participant to satisfy a Tax Liability in respect of an Option granted pursuant to this Part C through the sale or withholding of some or all of the Shares subject to such Option, such Tax Liability shall be based on the minimum amount of tax required to be withheld.

PART D: SHARE APPRECIATION RIGHTS

A Share Appreciation Right (“SAR”) may be granted under this Part D of the Plan. The Rules of Part A of the Plan (“Part A”) shall apply to a SAR as if it were an Option, except as set out in this Schedule. Where there is any conflict between the Rules and this Schedule, the terms of this Schedule shall prevail.

1. Before the grant of a SAR, the Committee shall determine a “base price” for each Share under the SAR. The base price shall be subject to the same restrictions as an option price set out in Rule 3.4 of Part A.

2. There shall be no amount payable on the exercise of a SAR.

3. Subject to paragraph 7 below, within 30 days after a SAR has been exercised by a Participant, the Board shall procure the transfer to him (or a nominee for him) or, if appropriate, allot to him (or a nominee for him) the number of Shares which shall have an aggregate market value (as defined in paragraph 5 below) as near as possible equal to (but not exceeding) the notional gain (as defined in paragraph 4 below).

4. The notional gain is the amount by which the aggregate market value of the number of Shares in respect of which the SAR is exercised exceeds the aggregate base price (as calculated in accordance with paragraph 1 above) of that number of Shares.

5. For the purpose of this Schedule the market value of a Share is either:

(a) if Shares are quoted in the London Stock Exchange Daily Official List, the middle market quotation of a Share (as derived from that List) on the dealing day before the day on which the SAR is exercised; or

(b) where Shares are not so quoted, such value on the day on which the SAR is exercised as the Committee, acting fairly and reasonably, shall decide.

6. Shares may only be allotted to a Participant (or a nominee for him) who exercises his SAR to the extent that the Board is authorised:

(a) to capitalise from the reserves of the Company a sum equal to at least the aggregate nominal value of the Shares to be allotted to satisfy the exercise of the SAR; and

(b) to apply that sum in paying up such amount on such Shares.

7. If the Board so decides, the whole or any part of the notional gain determined under paragraph 4 above shall, instead of being delivered to the Participant (or his nominee) in Shares under paragraph 3 above, be paid in cash.

8. Any payment of cash under paragraph 7 above will be subject to deduction of such amount (on account of tax and similar liabilities) as may be required by law or as the Board may reasonably consider to be necessary or desirable.